ASSUMPTION AGREEMENT THIS ASSUMPTION AGREEMENT (the “Assumption”), dated as of October 3, 2018, is made by each of NEW DUTCH B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and having its registered seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the trade register of the Chamber of Commerce under number 72412720 (the “New Dutch B.V.”), and NEW IXYS DUTCH B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and having its registered seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the trade register of the Chamber of Commerce under number 72434341 (“New IXYS Dutch B.V.”; together with the New Dutch B.V., the “Successor Companies” and each, a “Successor Company”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below: PRELIMINARY STATEMENTS: I. Pursuant to the Note Purchase Agreement dated as of December 8, 2016 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among LITTELFUSE NETHERLAND C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands (the “Original Company”), Littelfuse, Inc., a Delaware corporation (the “Parent Guarantor”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Original Company has issued and sold (i) €117,000,000 aggregate principal amount of its 1.14% Senior Notes, Series A, due December 8, 2023 (the “Series A Notes”), and (ii) €95,000,000 aggregate principal amount of its 1.83% Senior Notes, Series B, due December 8, 2028 (the “Series B Notes” and together with the Series A Notes as amended, restated or otherwise modified from time to time and including any such notes issued in substitution therefor, the “Notes” and individually a “Note”). II. In connection with a series of transactions undertaken or to be undertaken by the Parent Guarantor and certain of its subsidiaries and affiliates, (a) the Original Company will be dissolved and the net assets of the Original Company will be distributed to the New Dutch B.V. pursuant to a transfer, assignment and assumption agreement (the “Dutch Dissolution and Distribution”), (b) following the Dutch Dissolution and Distribution, the New Dutch B.V. will merge into New IXYS Dutch B.V. with New IXYS Dutch B.V. remaining in existence as the surviving entity of such merger (the “Dutch Merger”), and (c) following the Dutch Merger, New IXYS Dutch B.V. will legally change its name to Littelfuse Netherlands B.V. (the “Dutch Name Change” and, collectively with the Dutch Dissolution and Distribution and the Dutch Merger, the “Dutch Reorganization”). III. In connection with the Dutch Reorganization, which is otherwise permitted by Section 10.2 of the Note Agreement, this Assumption is being delivered pursuant to the Section 10.2(b)(i) of the Note Agreement by each Successor Company.

IV. Each Successor Company has received and will receive substantial direct and indirect benefits from the Note Agreement and the Notes issued thereunder and this Assumption. V. Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement. Now therefore, in consideration of the funds advanced to the Original Company by the Purchasers under the Note Agreement and to enable the Original Company to comply with the terms of the Note Agreement, each Successor Company hereby covenants, represents and warrants to the holders from time to time of any of the Notes as follows: 1. Assumption of Obligations. a. Assumption by New Dutch B.V. The New Dutch B.V., by its signature hereto, hereby assumes in full and agrees to perform and observe, immediately concurrent with the Dutch Dissolution and Distribution (the “Dutch Dissolution and Distribution Effective Date”), each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of the Original Company under the Note Agreement and the Notes (collectively, the “Obligations”) as though the Note Agreement and the Notes to which the Original Company is a party had originally been made, executed and delivered by the New Dutch B.V.; provided, however, that it is understood that the New Dutch B.V. shall cease to be in existence upon the Dutch Merger Effective Date (as defined below). b. Assumption by New IXYS Dutch B.V. New IXYS Dutch B.V., by its signature hereto, hereby assumes in full and agrees to perform and observe, immediately concurrent with the effectiveness of the Dutch Merger (the “Dutch Merger Effective Date”), the Obligations as though the Note Agreement and the Notes to which the Original Company is a party had originally been made, executed and delivered by New IXYS Dutch B.V. 2. Indorsement of Notes. Subject to Section 1, the execution of this Assumption by each Successor Company shall constitute each Successor Company’s indorsement on each Note at the applicable time set forth in Section 1, and each Successor Company authorizes the holders of the Notes to attach, at the applicable time set forth in Section 1, a counterpart of this Assumption to any such Notes as evidence of such indorsement. 3. Identity of Company. The Successor Companies acknowledge that all references to the “Company” in the Note Agreement and the Notes shall be deemed to mean (i) as of the Dutch Dissolution and Distribution Effective Date and until the Dutch Merger Effective Date, the New Dutch B.V., and (ii) as of the Dutch Merger Effective Date, New IXYS Dutch B.V. until the legal name change thereof described in the Preliminary Statements and thereafter, Littelfuse Netherlands B.V. 4. Representations. The Successor Companies confirm that each Successor Company will be a solvent entity existing under the laws of the Netherlands, which is a Permitted Jurisdiction under the Note Agreement. 2

5. Miscellaneous. a. Captions. Section captions used in this Assumption are for convenience only, and shall not affect the construction of this Assumption. b. Counterparts. This Assumption may be executed in any number of counterparts (including by facsimile transmission or other electronic transmission upon confirmed authentication thereof) and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Assumption. c. Successors and Assigns. This Assumption shall be binding upon each Successor Company and their respective successors and assigns, and shall inure to the benefit of such successors and assigns and the holders of the Notes and their respective successors and assigns. d. Governing Law. This Assumption shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. e. Continued Effectiveness. The terms of the Note Agreement and the Notes remain in full force and effect. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 3

IN WITNESS WHEREOF, each Successor Company has caused this Assumption to be duly executed and delivered as of the date and year first above written. NEW DUTCH B.V. By: /s/ Roger van Hal Name: Roger van Hal Title: Director B NEW IXYS DUTCH B.V. By: /s/ Edwin van Erk Name: Edwin van Erk Title: Director B SIGNATURE PAGE TO ASSUMPTION